VAN KAMPEN FOCUS PORTFOLIOS, SERIES 372

                      Strategic Small-Cap Portfolio 2003-1

               Supplement to the Prospectus dated January 15, 2003

         Notwithstanding anything to the contrary in the prospectus, AirGate PCS, Inc. and Acterna Corporation were liquidated from the Portfolio due to serious adverse credit factors.

Supplement Dated: February 24, 2003